                                                                    Exhibit 24.1

                                POWER OF ATTORNEY


                  The undersigned, being a Director and/or Officer of MotivePower Industries, Inc., a Pennsylvania corporation (the "Company"), hereby constitutes and appoints Jeannette Fisher-Garber, John C. Pope and Michael A. Wolf his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer, a Registration Statement on Form S-4 under the Securities Act of 1933, as amended, with respect to the registration of Common Stock, par value $0.01 per share (the "Common Stock"), of the Company, together with the associated Series C Junior Participating Preferred Stock Purchase Rights of the Company, pursuant to the terms of the Agreement and Plan of Merger dated as of June 2, 1999 (the "Merger Agreement") between the Company and Westinghouse Air Brake Company ("WABCO"), including the registration of Common Stock issuable upon exercise of WABCO options which are to be converted into Company options pursuant to the Merger Agreement, and to execute and deliver any and all amendments to such Registration Statement (including post-effective amendments and amendments filed on Form S-8) for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants unto such attorney and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 12th day of July, 1999.




/s/ John C. Pope
--------------------
John C. Pope

                                POWER OF ATTORNEY

                  The undersigned, being a Director and/or Officer of MotivePower Industries, Inc., a Pennsylvania corporation (the "Company"), hereby constitutes and appoints Jeannette Fisher-Garber, John C. Pope and Michael A. Wolf his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer, a Registration Statement on Form S-4 under the Securities Act of 1933, as amended, with respect to the registration of Common Stock, par value $0.01 per share (the "Common Stock"), of the Company, together with the associated Series C Junior Participating Preferred Stock Purchase Rights of the Company, pursuant to the terms of the Agreement and Plan of Merger dated as of June 2, 1999 (the "Merger Agreement") between the Company and Westinghouse Air Brake Company ("WABCO"), including the registration of Common Stock issuable upon exercise of WABCO options which are to be converted into Company options pursuant to the Merger Agreement, and to execute and deliver any and all amendments to such Registration Statement (including post-effective amendments and amendments filed on Form S-8) for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants unto such attorney and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 12th day of July, 1999.

/s/ Michael A. Wolf
--------------------------
Michael A. Wolf

                                POWER OF ATTORNEY

                  The undersigned, being a Director and/or Officer of MotivePower Industries, Inc., a Pennsylvania corporation (the "Company"), hereby constitutes and appoints Jeannette Fisher-Garber, John C. Pope and Michael A. Wolf his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer, a Registration Statement on Form S-4 under the Securities Act of 1933, as amended, with respect to the registration of Common Stock, par value $0.01 per share (the "Common Stock"), of the Company, together with the associated Series C Junior Participating Preferred Stock Purchase Rights of the Company, pursuant to the terms of the Agreement and Plan of Merger dated as of June 2, 1999 (the "Merger Agreement") between the Company and Westinghouse Air Brake Company ("WABCO"), including the registration of Common Stock issuable upon exercise of WABCO options which are to be converted into Company options pursuant to the Merger Agreement, and to execute and deliver any and all amendments to such Registration Statement (including post-effective amendments and amendments filed on Form S-8) for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants unto such attorney and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 12th day of July, 1999.

/s/ William F. Fabrizio
-------------------------
William F. Fabrizio

                                POWER OF ATTORNEY


                  The undersigned, being a Director and/or Officer of MotivePower Industries, Inc., a Pennsylvania corporation (the "Company"), hereby constitutes and appoints Jeannette Fisher-Garber, John C. Pope and Michael A. Wolf his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer, a Registration Statement on Form S-4 under the Securities Act of 1933, as amended, with respect to the registration of Common Stock, par value $0.01 per share (the "Common Stock"), of the Company, together with the associated Series C Junior Participating Preferred Stock Purchase Rights of the Company, pursuant to the terms of the Agreement and Plan of Merger dated as of June 2, 1999 (the "Merger Agreement") between the Company and Westinghouse Air Brake Company ("WABCO"), including the registration of Common Stock issuable upon exercise of WABCO options which are to be converted into Company options pursuant to the Merger Agreement, and to execute and deliver any and all amendments to such Registration Statement (including post-effective amendments and amendments filed on Form S-8) for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants unto such attorney and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 12th day of July, 1999.


/s/ David L. Bonvenuto
--------------------------
David L. Bonvenuto

                                POWER OF ATTORNEY


                  The undersigned, being a Director and/or Officer of MotivePower Industries, Inc., a Pennsylvania corporation (the "Company"), hereby constitutes and appoints Jeannette Fisher-Garber, John C. Pope and Michael A. Wolf his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer, a Registration Statement on Form S-4 under the Securities Act of 1933, as amended, with respect to the registration of Common Stock, par value $0.01 per share (the "Common Stock"), of the Company, together with the associated Series C Junior Participating Preferred Stock Purchase Rights of the Company, pursuant to the terms of the Agreement and Plan of Merger dated as of June 2, 1999 (the "Merger Agreement") between the Company and Westinghouse Air Brake Company ("WABCO"), including the registration of Common Stock issuable upon exercise of WABCO options which are to be converted into Company options pursuant to the Merger Agreement, and to execute and deliver any and all amendments to such Registration Statement (including post-effective amendments and amendments filed on Form S-8) for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants unto such attorney and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 12th day of July, 1999.

/s/ Gilbert E. Carmichael
---------------------------
Gilbert E. Carmichael

                                POWER OF ATTORNEY


                  The undersigned, being a Director and/or Officer of MotivePower Industries, Inc., a Pennsylvania corporation (the "Company"), hereby constitutes and appoints Jeannette Fisher-Garber, John C. Pope and Michael A. Wolf his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer, a Registration Statement on Form S-4 under the Securities Act of 1933, as amended, with respect to the registration of Common Stock, par value $0.01 per share (the "Common Stock"), of the Company, together with the associated Series C Junior Participating Preferred Stock Purchase Rights of the Company, pursuant to the terms of the Agreement and Plan of Merger dated as of June 2, 1999 (the "Merger Agreement") between the Company and Westinghouse Air Brake Company ("WABCO"), including the registration of Common Stock issuable upon exercise of WABCO options which are to be converted into Company options pursuant to the Merger Agreement, and to execute and deliver any and all amendments to such Registration Statement (including post-effective amendments and amendments filed on Form S-8) for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants unto such attorney and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 12th day of July, 1999.


/s/ Ernesto Fernandez-Hurtado
-------------------------------
Ernesto Fernandez-Hurtado

                                POWER OF ATTORNEY


                  The undersigned, being a Director and/or Officer of MotivePower Industries, Inc., a Pennsylvania corporation (the "Company"), hereby constitutes and appoints Jeannette Fisher-Garber, John C. Pope and Michael A. Wolf his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer, a Registration Statement on Form S-4 under the Securities Act of 1933, as amended, with respect to the registration of Common Stock, par value $0.01 per share (the "Common Stock"), of the Company, together with the associated Series C Junior Participating Preferred Stock Purchase Rights of the Company, pursuant to the terms of the Agreement and Plan of Merger dated as of June 2, 1999 (the "Merger Agreement") between the Company and Westinghouse Air Brake Company ("WABCO"), including the registration of Common Stock issuable upon exercise of WABCO options which are to be converted into Company options pursuant to the Merger Agreement, and to execute and deliver any and all amendments to such Registration Statement (including post-effective amendments and amendments filed on Form S-8) for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants unto such attorney and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 12th day of July, 1999.

/s/ Lee B. Foster II
------------------------
Lee B. Foster II

                                POWER OF ATTORNEY


                  The undersigned, being a Director and/or Officer of MotivePower Industries, Inc., a Pennsylvania corporation (the "Company"), hereby constitutes and appoints Jeannette Fisher-Garber, John C. Pope and Michael A. Wolf his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer, a Registration Statement on Form S-4 under the Securities Act of 1933, as amended, with respect to the registration of Common Stock, par value $0.01 per share (the "Common Stock"), of the Company, together with the associated Series C Junior Participating Preferred Stock Purchase Rights of the Company, pursuant to the terms of the Agreement and Plan of Merger dated as of June 2, 1999 (the "Merger Agreement") between the Company and Westinghouse Air Brake Company ("WABCO"), including the registration of Common Stock issuable upon exercise of WABCO options which are to be converted into Company options pursuant to the Merger Agreement, and to execute and deliver any and all amendments to such Registration Statement (including post-effective amendments and amendments filed on Form S-8) for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants unto such attorney and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 12th day of July, 1999.


/s/ James P. Miscoll
-----------------------
James P. Miscoll

                                POWER OF ATTORNEY


                  The undersigned, being a Director and/or Officer of MotivePower Industries, Inc., a Pennsylvania corporation (the "Company"), hereby constitutes and appoints Jeannette Fisher-Garber, John C. Pope and Michael A. Wolf his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer, a Registration Statement on Form S-4 under the Securities Act of 1933, as amended, with respect to the registration of Common Stock, par value $0.01 per share (the "Common Stock"), of the Company, together with the associated Series C Junior Participating Preferred Stock Purchase Rights of the Company, pursuant to the terms of the Agreement and Plan of Merger dated as of June 2, 1999 (the "Merger Agreement") between the Company and Westinghouse Air Brake Company ("WABCO"), including the registration of Common Stock issuable upon exercise of WABCO options which are to be converted into Company options pursuant to the Merger Agreement, and to execute and deliver any and all amendments to such Registration Statement (including post-effective amendments and amendments filed on Form S-8) for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants unto such attorney and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 12th day of July, 1999.



/s/ Nicholas J. Stanley
--------------------------
Nicholas J. Stanley


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